EXHIBIT 10.2

CONTRIBUTION, CONVEYANCE

AND ASSUMPTION AGREEMENT

BY AND AMONG

EL PASO PIPELINE PARTNERS, L.P.

EL PASO PIPELINE PARTNERS OPERATING COMPANY, L.L.C.

EL PASO SNG HOLDING COMPANY, L.L.C.

EPPP SNG GP HOLDINGS, L.L.C.

SOUTHERN NATURAL GAS COMPANY

EL PASO NORIC INVESTMENTS III, L.L.C.

COLORADO INTERSTATE GAS COMPANY

EPPP CIG GP HOLDINGS, L.L.C.

EL PASO CNG COMPANY, L.L.C.

AND

EL PASO CORPORATION

June 29, 2011

RECITALS

ARTICLE 1 DEFINITIONS

ARTICLE 2 TRANSFER, CONTRIBUTIONS AND ACKNOWLEDGMENTS

Section	2.1	Transfer by EP SNG of the SNG Subject Interest to El Paso	3
Section	2.2	Transfer by EP Noric of the CIG Subject Interest to EP CNG	4
Section	2.3	Transfer by EP CNG of the CIG Subject Interest to El Paso	4
Section	2.4
Section	2.5	Contribution by the Operating Company of the Subject Interest to EPPP CIG	4
Section	2.6	Payment of the Consideration	4

ARTICLE 3 FURTHER ASSURANCES

Section	3.1	Further Assurances	4
Section	3.2	Other Assurances	4

ARTICLE 4 CLOSING TIME

ARTICLE 5 MISCELLANEOUS

Section	5.1	Order of Completion of Transactions	5
Section	5.2	Headings; References; Interpretation	5
Section	5.3	Successors and Assigns	5
Section	5.4	No Third Party Rights	5
Section	5.5	Counterparts	6
Section	5.6	Governing Law	6
Section	5.7	Severability	6
Section	5.8	Amendment or Modification	6
Section	5.9	Integration	6
Section	5.10	Deed; Bill of Sale; Assignment	6

CONTRIBUTION, CONVEYANCE

AND ASSUMPTION AGREEMENT

    This CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of June 29, 2011, is entered into by and among El Paso Pipeline Partners, L.P., a Delaware limited partnership (the “Partnership”), El Paso Pipeline Partners Operating Company, L.L.C., a Delaware limited liability company and direct wholly-owned subsidiary of the Partnership (the “Operating Company”),  El Paso SNG Holding Company, L.L.C., a Delaware limited liability company and direct wholly-owned subsidiary of El Paso Corporation (“EP SNG”), EPPP SNG GP Holdings, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of the Partnership (“EPPP SNG”), Southern Natural Gas Company, a Delaware general partnership (“SNG”), El Paso Noric Investments III, L.L.C., a Delaware limited liability company and indirect wholly-owned subsidiary of El Paso Corporation (“EP Noric”), Colorado Interstate Gas Company, a Delaware general partnership, (“CIG”), EPPP CIG GP Holdings, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of the Partnership (“EPPP CIG”), El Paso CNG Company, L.L.C., a Delaware limited liability company and direct wholly-owned subsidiary of El Paso Corporation (“EP CNG”) and El Paso Corporation, a Delaware corporation (“El Paso”).  The parties to this Agreement are collectively referred to herein as the “Parties.”  El Paso, EP Noric, EP CNG and EP SNG are referred to herein collectively as the “Contributing Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Section 1.1.

RECITALS

    WHEREAS, the Contributing Parties desire to transfer to the Partnership a 15% general partner interest in SNG (the “SNG Subject Interest”) and a 28% general partner interest in CIG (the “CIG Subject Interest” and, together with the SNG Subject Interest, the “Subject Interest”) pursuant to the terms of the Contribution Agreement (as defined below) and this Agreement; and

    WHEREAS, EP SNG owns a 15% general partner interest in SNG and EPPP SNG owns an 85% general partner interest in SNG; and

    WHEREAS,  EP Noric owns a 42% general partner interest in CIG and EPPP CIG owns a 58% general partner interest in CIG; and

    WHEREAS, after giving effect to the completion of the contribution of the Subject Interest referred to above pursuant to the terms of this Agreement and the Contribution Agreement (as defined below), EPPP SNG will own an 85% general partner interest in SNG, EP Noric will own a 14% general partner interest in CIG and EPPP CIG will own a 15% general partner interest in SNG and an 86% general partner interest in CIG; and

    WHEREAS, in order to accomplish the objectives and purposes in the preceding recitals, and to effect the intent of the Parties in connection with the consummation of the transactions contemplated hereby, the Partnership, the Operating Company, EP SNG, EPPP SNG, SNG, EP Noric, EPPP CIG, CIG and El Paso entered into that certain Contribution Agreement (the “Contribution Agreement”), dated June 29, 2011, pursuant to which the Partnership agreed to acquire the Subject Interest from the Contributing Parties for aggregate consideration of $745 million (as may be adjusted pursuant to the Contribution Agreement) (the “Consideration”).

    WHEREAS, concurrently with the consummation of the transactions contemplated hereby (the “Closing”), each of the following shall occur:

1. EP SNG will transfer the SNG Subject Interest to El Paso.

2. EP Noric will transfer the CIG Subject Interest to EP CNG.

3. EP CNG will transfer the CIG Subject Interest to El Paso.

4. El Paso will transfer the Subject Interest to the Operating Company.

5. The Operating Company will contribute the Subject Interest to EPPP CIG.

6. The general partnership agreements of CIG and SNG will be amended to the extent necessary to reflect the matters and transactions mentioned in this Agreement.

    NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:

ARTICLE 1
DEFINITIONS

    Section 1.1  The following capitalized terms shall have the meanings given below.

(a) “Agreement” has the meaning assigned to such term in the first paragraph of this Agreement.

(b) “CIG” has the meaning assigned to such term in the first paragraph of this Agreement.

(c) “CIG Subject Interest” has the meaning assigned to such term in the recitals.

(d) “Consideration” has the meaning assigned to such term in the recitals.

(e) “Closing” has the meaning assigned to such term in the recitals.

(f) “Closing Date” has the meaning assigned to such term in the Contribution Agreement.

(g) “Closing Time” shall mean 9:00 a.m. Houston, Texas time on the Closing Date.

(h)  “Contributing Parties” has the meaning assigned to such term in the first paragraph of this Agreement.

(i) “Contribution Agreement” has the meaning assigned to such term in the recitals.

(j)  “El Paso” has the meaning assigned to such term in the first paragraph of this Agreement.

(k)  “EP CNG” has the meaning assigned to such term in the first paragraph of this Agreement.

(l) “EP Noric” has the meaning assigned to such term in the first paragraph of this Agreement.

(m) “EP SNG” has the meaning assigned to such term in the first paragraph of this Agreement.

(n) “EPPP CIG” has the meaning assigned to such term in the first paragraph of this Agreement.

(o)  “EPPP SNG” has the meaning assigned to such term in the first paragraph of this Agreement.

(p) “Operating Company” has the meaning assigned to such term in the first paragraph of this Agreement.

(q) “Parties” has the meaning assigned to such term in the first paragraph of this Agreement.

(r) “Partnership” has the meaning assigned to such term in the first paragraph of this Agreement.

(s) “SNG” has the meaning assigned to such term in the first paragraph of this Agreement.

(t) “SNG Subject Interest” has the meaning assigned to such term in the recitals.

(u) “Subject Interest” has the meaning assigned to such term in the recitals.

ARTICLE 2
TRANSFER, CONTRIBUTIONS AND ACKNOWLEDGMENTS

   Section 2.1 Transfer by EP SNG of the SNG Subject Interest to El Paso. EP SNG hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to El Paso, its successors and assigns, for its and their own use forever, all right, title and interest in and to the SNG Subject Interest, and El Paso hereby accepts such SNG Subject Interest from EP SNG.

   Section 2.2 Transfer by EP Noric of the CIG Subject Interest to EP CNG.  EP Noric hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to EP CNG, its successors and assigns, for its and their own use forever, all right, title and interest in and to the CIG Subject Interest, and EP CNG hereby accepts such CIG Subject Interest from EP Noric.

   Section 2.3 Transfer by EP CNG of the CIG Subject Interest to El Paso.  EP CNG hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to El Paso, its successors and assigns, for its and their own use forever, all right, title and interest in and to the CIG Subject Interest, and El Paso hereby accepts such CIG Subject Interest from EP CNG.

   Section 2.4 Transfer by El Paso of the Subject Interest to the Operating Company.  El Paso hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Operating Company, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Subject Interest, and the Operating Company hereby accepts such Subject Interest from El Paso.

   Section 2.5 Contribution by the Operating Company of the Subject Interest to EPPP CIG. The Operating Company hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to EPPP CIG, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Subject Interest, and EPPP CIG hereby accepts such Subject Interest from the Operating Company.

   Section 2.6 Payment of the Consideration. The Parties acknowledge that the Operating Company has paid the Consideration to El Paso. El Paso hereby acknowledges receipt of the Consideration.

ARTICLE 3
FURTHER ASSURANCES

   Section 3.1 Further Assurances.  From time to time after the Closing Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) to more fully assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) to more fully and effectively vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

   Section 3.2 Other Assurances.  From time to time after the Closing Time, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.  It is the express intent of the Parties that the Partnership or its subsidiaries own the Subject Interest that is identified in this Agreement.

ARTICLE 4
CLOSING TIME

Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article 2 or Article 3 of this Agreement shall be operative or have any effect until the Closing Time, at which time all the provisions of Article 2 and Article 3 of this Agreement shall be effective and operative in accordance with Article 5, without further action by any Party hereto.

ARTICLE 5
MISCELLANEOUS

   Section 5.1 Order of Completion of Transactions.  The transactions provided for in Article 2 and Article 3 of this Agreement shall be completed immediately following the Closing Time in the following order: first, the transactions provided for in Article 2 shall be completed in the order set forth therein; and second, following the completion of the transactions as provided in Article 2, the transactions, if they occur, provided for in Article 3 shall be completed.

   Section 5.2 Headings; References; Interpretation.  All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof.  The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement.  All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa.  The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

   Section 5.3 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

   Section 5.4 No Third Party Rights.  The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

   Section 5.5 Counterparts.  This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties hereto.

   Section 5.6 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

   Section 5.7 Severability.  If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

   Section 5.8 Amendment or Modification.  This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an Amendment to this Agreement.

   Section 5.9 Integration.  This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This document and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties hereto after the date of this Agreement.

   Section 5.10 Deed; Bill of Sale; Assignment.  To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Signature pages follow]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first above written.

EL PASO PIPELINE PARTNERS, L.P.

By:	EL PASO PIPELINE GP COMPANY, L.L.C., its general partner

By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

EL PASO PIPELINE PARTNERS OPERATING COMPANY, L.L.C.

By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

EL PASO SNG HOLDING COMPANY, L.L.C.

By:	/s/ Rosa P. Jackson
	Name:	Rosa P. Jackson
	Title:	Vice President and Controller

EPPP SNG GP HOLDINGS, L.L.C.

By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

[Signature page to Contribution, Conveyance and Assumption Agreement]

SOUTHERN NATURAL GAS COMPANY

By:	/s/ Rosa P. Jackson
	Name:	Rosa P. Jackson
	Title:	Vice President and Controller

EL PASO NORIC INVESTMENTS III, L.L.C.

By:	/s/ Rosa P. Jackson
	Name:	Rosa P. Jackson
	Title:	Vice President and Controller

COLORADO INTERSTATE GAS COMPANY

By:	/s/ Rosa P. Jackson
	Name:	Rosa P. Jackson
	Title:	Vice President and Controller

EPPP CIG GP HOLDINGS, L.L.C.

By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President and Treasurer

EL PASO CORPORATION

By:	/s/ D. Mark Leland
	Name:	D. Mark Leland
	Title:	Executive Vice President

EL PASO CNG COMPANY, L.L.C.

By:	/s/ Rosa P. Jackson
	Name:	Rosa P. Jackson
	Title:	Vice President and Controller

[Signature page to Contribution, Conveyance and Assumption Agreement]